EXHIBIT 99.2

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED:  JULY 31, 2009

IN RE:	:	CASE NO.:	09-08255 (SWD)
	:	Chapter 11
HUDSON PIPELINE & PROCESSING CO., LLC,	:	Judge:	Honorable Scott W. Dales
Debtor.	:

As debtor in possession, I affirm:

1.           That I have reviewed the financial statements attached hereto, consisting of:

X	Operating Statement	(Form 2)
X	Balance Sheet	(Form 3)
X	Summary of Operations	(Form 4)
X	Monthly Cash Statement	(Form 5)
N/A	Statement of Compensation	(Form 6)
X	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated.

2.           That the insurance, including workers’ compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements for Chapter 11 Cases is in effect.  (If not, attach a written explanation.)
                                 YES X                NO _____

3.           That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.  (If not, attach a written explanation.)
YES _____                      NO _____                      N/A X

4.           No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.  (If not, attached a written explanation.)
YES X                              NO _____

5.           All United States Trustee Quarterly fees have been paid and are current.
YES _____                      NO _____                      N/A X

6.           Have you filed your prepetition tax returns.  (If not, attach a written explanation.)
YES X                              NO _____

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: September 4, 2009	/s/ Sanford R. Edlein
Debtor in Possession

	Chief Restructuring Officer	(231) 941-0073
	Title	Phone

FORM 1

HUDSON PIPELINE & PROCESSING CO, LLC (“HPPC”)
EXPLANATORY NOTES TO THE MONTHLY OPERATING REPORT
DATED AS OF JULY 31, 2009

1.
This Monthly Operating Report (“MOR”) has been signed by the Company’s Chief Restructuring Officer, Sanford R. Edlein.  The MOR was prepared by Aurora Oil & Gas Corporation’s (the “Company”) staff with management oversight on behalf of HPPC.  Mr. Edlein does not have personal knowledge of every item identified in the MOR and has relied upon the work of Company management.  In reviewing and signing the MOR, Mr. Edlein has relied upon the accuracy and integrity of the Company’s books and records, and it is possible that further review thereof may require amendment of the MOR.

2.
This MOR is preliminary and unaudited and reflects results for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one and seven months ended July 31, 2009 and balances as of July 12, 2009 (filing date) and July 31, 2009.  This MOR should be read together and concurrently with the Company’s first quarter 2009 Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on May 8, 2009 and the Company’s Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 13, 2009 for a comprehensive description of our current financial condition and operating results. This MOR should also be read together and concurrently with Forms 8-K filed with the SEC during 2009.  This MOR is being provided to the Bankruptcy Court and the U.S. Trustee.

3.
This MOR is unaudited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.  Results for this period as presented in the MOR are not necessarily indicative of the actual results for the period if all such matters were allocated to all periods in the quarter or year.  Accordingly, each period reported in the MOR should not be viewed on a stand-alone basis, but rather in the context of previously reported financial results, including the Company’s SEC filings.

4.
This MOR is presented in a format providing information required under local rules and incorporating measurements used for internal operating purposes, rather than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

5.
This MOR is presented on a stand alone basis for HPPC and does not include any eliminating entries.  HPPC is a limited liability company that owns and operates various pipelines and processing facilities located in Hudson Township area of the Michigan Antrim play.  The Company holds a 96.1% interest in HPPC.

CASE NAME: Hudson Pipeline & Processing Co., LLC
CASE NUMBER: 09-08254 (SWD)

	OPERATING STATEMENTS
	PERIOD	PERIOD
	07/01/09 -	07/13/09 -	MONTH	YTD	MONTH	MONTH	MONTH	MONTH	MONTH
	07/12/09	07/31/09	Jul-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09
REVENUES:
Transportation	$36,859	$57,278	$94,137	$632,130
Compression	59,844	103,787	163,631	1,107,451
Processing	19,282	29,935	49,217	333,766
Other income	3,361	5,657	9,018	137,327
3rd party transportation	1,558	2,388	3,946	332,040
Less: 3rd party transportation	(1,558)	(2,388)	(3,946)	(332,040)
Total revenues	119,346	196,657	316,003	2,210,674	-	-	-	-	-
EXPENSES:
Pipeline and field operating expense	525	1,174	1,699	45,420
Processing operating expense	77,232	76,832	154,064	1,222,352
General and administrative expense	2,611	4,387	6,998	52,442
Depreciation	27,548	43,618	71,166	510,692
Taxes (refunds), other	1,348	2,000	3,348	24,422
Total expenses	109,264	128,011	237,275	1,855,328	-	-	-	-	-
NET INCOME	$10,082	$68,646	$78,728	$355,346	-	-	-	-	-

FORM 2

CASE NAME: Hudson Pipeline & Processing Co., LLC
CASE NUMBER: 09-08254 (SWD)

	BALANCE SHEETS
	Filing Date	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09	07/31/09	08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
ASSETS
CURRENT ASSETS:
Cash	$1,861,927	$1,989,537
Accounts receivable:
Trade	475,818	311,050
Members	106,754	106,754
Prepaid expenses	100,894	73,344
Total current assets	2,545,393	2,480,685	-	-	-	-	-
PIPELINES, PLANT AND EQUIPMENT
Pipelines	7,391,842	7,391,842
Plant	948,457	948,457
Equipment	2,560,696	2,560,696
Less: accumulated depreciation	(1,876,861)	(1,920,479)
Total pipelines, plant and equipment, net	9,024,134	8,980,516	-	-	-	-	-
TOTAL ASSETS	$11,569,527	$11,461,201	$-	$-	$-	$-	$-

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
Accounts payable:
Trade	$250,950	$198,408
Affiliates	207,760	59,402
Accrued liabilities	41,648	70,898
Other current liabilities	104,197	104,197
Total current liabilities	604,555	432,905	-	-	-	-	-
LONG-TERM LIABILITIES:
Deferred gain on sale of natural gas compressor equipment	257,132	251,810
MEMBERS' EQUITY
Members’ equity	10,707,840	10,776,486
TOTAL LIABILITIES AND (DEFICIT) EQUITY	$11,569,527	$11,461,201	-	-	-	-	-

FORM 3

CASE NAME: Hudson Pipeline & Processing Co., LLC
CASE NUMBER: 09-08254 (SWD)

SUMMARY OF OPERATIONS

SCHEDULE OF POST-PETITION TAXES PAYABLE
	Filing Date		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09

INCOME TAXES WITHHELD:
Federal	$-		$-
State	-		-
Local	-		-
FICA WITHHELD	-		-
EMPLOYERS FICA	-		-
UNEMPLOYMENT TAX:
Federal	-		-
State	-		-
SEVERANCE TAXES	-		-
PROPERTY TAXES	-		-
STATE INCOME TAXES	-		-
WORKERS' COMPENSATION	-		-
TOTAL POST-PETITION TAXES PAYABLE	$-		$-		$-	$-	$-	$-	$-

Note: HPPC does not have employees and therefore no payroll related liabilities exists. No other tax related payables exist at July 31, 2009.

AGING OF ACCOUNTS RECEIVABLE
	AGED AS OF		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
DAYS	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
0-29 Days	$-		$-
30-59 Days	-		-
60-89 Days	-		-
90+ Days	106,754	(1)	106,754	(1)
TOTAL	$106,754		$106,754		$-	$-	$-	$-	$-

AGING OF ACCOUNTS PAYABLE
	AGED AS OF		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
DAYS	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
0-29 Days	$200,928		$164,827
30-59 Days	45,669		33,581
60-89 Days	4,353		-
90+ Days	-		-
TOTAL	$250,950		$198,408		$-	$-	$-	$-	$-

Note: This form does not include intercompany accounts payable.

(1) - Amount is due from a member of HPPC, which can be offset against future distributions or reduction of member interest.

FORM 4

BANK RECONCILIATION AND CASH ACTIVITY REPORT
Period From July 13 - July 31, 2009
Case Name: Hudson Pipeline & Processing Co., LLC
Case Number: 09-08255 (SWD)

		Northwestern Bank	JPMorgan Chase	Charles Schwab & Co.
	Bank: Purpose (Type):	Operating Account	Operating Account (DIP)	Investment Account	TOTAL

	Bank Balance (7/31/09)	$-	$441,424	$1,573,830	$2,015,254

	Add: Deposits in Transit	-	22,110	-	22,110

	Subtract: Outstanding Checks	-	(47,827)	-	(47,827)

	Adjusted Bank Balance (7/31/09)	$-	$415,707	$1,573,830	$1,989,537

Cash Activity Report

A	Beginning Book Balance (7/12/09)	$21,927	$10,000	$1,830,000	$1,861,927

B	Receipts	327	358,155	88	358,569

C	Transfers In (from other accounts)	-	172,110	-	172,110

D	Balance Available	22,253	540,265	1,830,088	2,392,606

E	Disbursements	(143)	(124,558)	(106,257)	(230,959)

F	Transfers Out	(22,110)	-	(150,000)	(172,110)

G	Ending Book Balance (7/31/09)	$-	$415,707	$1,573,830	$1,989,537

* A sweep account at Northwestern Bank is associated with this operating account.  Effective July 20, 2009, the sweep account was closed.  The presentation of this account in the reconciliation and cash activity is consolidated for these associated accounts.  Also, effective July 31, 2009, this operating account was closed.  No further activity will appear in this account after July 31, 2009.

** A predecessor account at JPMorgan Chase was established prior to the petition date of 7/12/09, in anticipation of the filing.  A minimal amount of activity occurred prior to the filing date, after which the account was closed/merged into the new JPMorgan Chase DIP account.  The presentation of this account in the reconciliation and cash activity is consolidated for these accounts.

Other Monies on Hand

Hudson does not keep any cash on hand.

Cash Receipts and Disbursements Detail	TOTAL

Receipts
Operated Revenues	$358,155
Other Receipts	414
Total Receipts	$358,569

Disbursements
Operating Expenses	$230,815
Other Disbursements	143
Total Disbursements	$230,959

FORM 5

SCHEDULE OF IN-FORCE INSURANCE
For July 13, 2009 through July 31, 2009
Case Name: Hudson Pipeline & Processing Co., LLC
Case Number: 09-08255 (SWD)

Insurance Type	Carrier/Agent	Expiration Date
Building & Personal Property	Federal Insurance Company (Chubb)	1/1/2010
Oilfield Lease Property	Federal Insurance Company (Chubb)	1/1/2010
General Liability	Federal Insurance Company (Chubb)	1/1/2010
Pollution Liability	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Primary	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Second Layer	Arch Insurance Group	1/1/2010
Umbrella - Third Layer	Federal Insurance Company (Chubb)	1/1/2010

FORM 7